UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 3, 2012

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EASTMAN CHEMICAL COMPANY - EMN

Items 5.02(e), 5.03(a), and 5.07 – Compensatory Arrangements of Certain Officers; Amendments to Certificate of Incorporation and Bylaws; Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of the Stockholders (the "Annual Meeting") of Eastman Chemical Company (the "Company") was held on May 3, 2012. There were 137,942,498 shares of common stock outstanding and entitled to be voted, and 119,542,269 of those shares (86.66% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Six items of business were acted upon by stockholders at the Annual Meeting:

•   the election of five directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•   the advisory vote on executive compensation (the “say-on-pay” vote) as disclosed in the Annual Meeting proxy statement filed with the Securities and Exchange Commission on March 21, 2012 (the "Proxy Statement");

•   the approval of the 2012 Omnibus Stock Compensation Plan (the "2012 Plan");

•   the ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as independent auditors for the Company for the year ended December 31, 2012;

•   the approval of amendments to the Certificate of Incorporation of the Company to eliminate the supermajority stockholder voting provisions that are not required by Delaware law; and

•   the adoption of an advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
Stephen R. Demeritt	106,268,688 (96.52%)	3,828,770 (3.48%)	168,973 (0.12%)	9,275,838 (6.72%)
Robert M. Hernandez	108,341,014 (98.40%)	1,756,184 (1.60%)	169,233 (0.12%)	9,275,838 (6.72%)
Julie F. Holder	108,548,334 (98.59%)	1,549,095 (1.41%)	169,002 (0.12%)	9,275,838 (6.72%)
Lewis M. Kling	106,262,267 (96.52%)	3,832,183 (3.48%)	171,981 (0.12%)	9,275,838 (6.72%)
David W. Raisbeck	103,970,560 (94.43%)	6,129,561 (5.57%)	166,310 (0.12%)	9,275,838 (6.72%)

Accordingly, each of the five nominees received a majority of votes cast in favor of that director's election and was elected.

The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
105,199,418 (95.66%)	4,769,767 (4.34%)	296,970 (0.22%)	9,276,114 (6.72%)

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as disclosed in the Proxy Statement.

The results of the voting on the approval of the 2012 Omnibus Stock Compensation Plan were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
86,462,980 (78.63%)	23,493,006 (21.37%)	310,169 (0.22%)	9,276,114 (6.72%)

Accordingly, a majority of votes cast on the approval of the 2012 Plan were in favor of the proposal and the 2012 Plan was approved. A description of the 2012 Plan is contained in the Proxy Statement, and the text of the 2012 Plan is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2012 were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes
114,556,734 (96.00%)	4,768,189 (4.00%)	217,346 (0.16%)	n/a

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP as independent auditors was ratified.

The results of the voting on the proposed amendments to the Certificate of Incorporation of the Company to eliminate the supermajority stockholder voting provisions that are not required by Delaware law were as follows:

Votes For (% of outstanding shares)	Votes Against (% of outstanding shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
108,419,457 (78.60%)	1,571,857 (1.14%)	274,841 (0.20%)	9,276,114 (6.72%)

Accordingly, a majority of outstanding shares were voted for the proposal and the amendments to the Certificate of Incorporation to eliminate the supermajority stockholder voting provisions that are not required by Delaware law were adopted. The amendments of the Certificate of Incorporation, and a related amendment to the Company’s Bylaws, became effective on May 3, 2012 upon filing of a certificate of amendment with the Secretary of State of Delaware. A description of the amendments to the Certificate of Incorporation and the Bylaws is included in the Proxy Statement, and the text of the amendments is filed herewith as Exhibits 3(i) and 3(ii), respectively, and incorporated herein by reference. Complete copies of the Certificate of Incorporation and of the Bylaws as amended will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

The results of the voting on the advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting were as follows:

Votes For (% of voted shares and % of outstanding shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
56,390,312 (51.67% and 40.88%)	52,753,081 (48.33%)	1,123,038 (0.81%)	9,275,838 (6.72%)

Accordingly, a majority of votes cast on this stockholder proposal were in favor of the advisory proposal and the proposal was adopted. The adoption of this stockholder proposal does not permit stockholders to  act by written consent without a meeting; that would require that the Company's Board of Directors and stockholders holding a majority of outstanding shares approve an amendment to the Company’s Certificate of Incorporation.

Item 9.01(d) -- Exhibits

The following exhibits are filed pursuant to Item 9.01(d):

3(i) and (ii) -- Text of May 3, 2012 Amendments to Certificate of Incorporation and Bylaws (incorporated herein by reference to Appendix B to the Proxy Statement).

99.1 – Text of 2012 Omnibus Stock Compensation Plan (incorporated herein by reference to Appendix A to the Proxy Statement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eastman Chemical Company
By: /s/ Scott V. King Scott V. King Vice President, Controller and Chief Accounting Officer
Date: May 8, 2012